1 ADVANCING REGENERATIVE MEDICINE TREATMENT THROUGH PLACENTAL SCIENCE 2021 Piper Sandler 33rd Annual Healthcare Conference November 2021 EXHIBIT 99.1

2 DISCLAIMER & CAUTIONARY STATEMENTS This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • future sales or sales growth; • the Company’s plans to review and conduct additional analyses of the clinical trial data from its plantar fasciitis, Achilles tendonitis, and knee osteoarthritis clinical trials and expectations regarding the results of such analyses, including expectations regarding safety and efficacy, and the value of safety data from the trials and these analyses; the Company’s expectations regarding its mdHACM product’s potential use as a safe and effective treatment option, and that it may be an effective treatment for persons battling inflammatory conditions; the Company’s plans for completing 12-month safety visit follow-up and its timing; plans for meetings with the FDA, and planned biologics license application (BLA) submissions to the FDA, and their timing; plans for future clinical trials, including the Company’s decision to pursue or not pursue, and their timing; • estimates of potential market size for the Company’s future products; • plans for expansion outside of the U.S., or the potential to expand the Company’s portfolio of products through licensing transactions or additional clinical research; the effectiveness of amniotic tissue as a therapy for any particular indication or condition; • expected spending on research and development in 2021; • the Company’s long-term strategy for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth;

3 DISCLAIMER & CAUTIONARY STATEMENTS Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; • the results of a clinical trial or trials may not demonstrate that the product is safe or effective, or may have little or no statistical value; the Company may change its plans due to unforeseen circumstances, and delay or alter the timeline for future trials, analyses, or public announcements; the timing of any meeting with the FDA depends on many factors and is outside of the Company’s control, and the results from any meeting are uncertain; a BLA submission requires a number of prerequisites, including favorable study results and statistical support, and completion of a satisfactory FDA inspection of the Company’s manufacturing facility or facilities; plans for future clinical trials depend on the results of pending clinical trials, discussion with the FDA, and other factors; and conducting clinical trials is a time-consuming, expensive, and uncertain process; • the future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective; and • expected spending can depend in part on the results of pending clinical trials; The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement.

4 VERSATILE PLATFORM PROPELS NEAR- AND LONG-TERM GROWTH STRATEGY Pioneer in advancing amniotic tissue as a platform for regenerative medicine Strong capital position enables investment to sustain growth initiatives Near-Term: Surgical Recovery Mid-Term: International & Portfolio Innovation Long-Term: Musculoskeletal Disease Current 2022/23 2026+

STRATEGY EXPANDS OPPORTUNITY

Participation in large and high-growth markets with significant unmet need

Current — $1.1B

Advanced Wound Care

2022/23 — $2.7B

Japan
+
Surgical Recovery
+
Advanced Wound Care

2026+ — $8B+

Knee Osteoarthritis
+
Other OUS
+
Japan
+
Surgical Recovery
+
Advanced Wound Care

Source: BioMed GPS SmartTrak; Global Data Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Global Data Knee Reconstruction Data Model United States 2020; 3rd party proprietary assessment; Management estimates

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6 ATTRACTIVE NEAR- AND MID-TERM GROWTH Base Business New Products & Markets International Expansion Total Sustainable Double- Digit Growth + + =

ADVANCED WOUND CARE IS AN UNDERSERVED MARKET WITH GROWTH POTENTIAL

- **Diabetic foot ulcers**
- **Venous leg ulcers**
- **Pressure ulcers**
- **Complex wounds**

Growth Drivers:

Aging population

Increasing diabetes

Increasing obesity

Realized Market


$1.1B
$1.5B
+7%
CAGR
2021
2026

Source: BioMed GPS SmartTrak; Management estimates

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EXPANSION INTO SURGICAL RECOVERY MARKET PROPELS GROWTH

Tissue augmentation

Barrier properties

Surgical closure

Growth Drivers:

Aging population

Increasing obesity

Awareness & penetration

Total Addressable Market



$0.9B
$1.3B
+10% CAGR
2021
2026

Source: BioMed GPS SmartTrak; 3rd party proprietary assessment; Management estimates

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9 LARGE POTENTIAL AS FIRST TO MARKET IN JAPAN WITH AMNIOTIC TISSUE FOR WOUND TREATMENT 126 Million Japan Population (2021) 626,000 Chronic Leg Ulcers (DFU + VLU) 100,000 Serviceable market $0.5B $0.7B 2022 2026 Total Serviceable Market Potential to expand beyond lower extremity wounds Source: Global Data Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Management estimates

10 MIMEDX OFFERS UNIQUE VALUE TO CUSTOMERS ACROSS SITES OF CARE Leading Portfolio Clinical Support & Education Proven Outcomes Best-in- Class Sales & Support Proprietary Technology Broad Access and Coverage

11 MIMEDX IS WELL POSITIONED TO ACHIEVE DOUBLE-DIGIT GROWTH Near-Term Mid-Term Long-Term MIMEDX Investor Day December 7th

12 APPENDIX

13 SUMMARY BALANCE SHEETS ($ millions) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Assets Cash and Cash Equivalents 69.1 53.5 48.2 109.6 95.8 84.7 85.0 90.6 Accounts Receivable, net 32.3 31.9 30.1 33.0 35.4 35.4 37.2 36.5 Inventory, net 9.1 9.2 10.6 11.0 10.4 11.6 10.1 11.2 Other Current Assets 12.7 21.2 18.7 17.9 19.0 18.3 15.4 3.6 Total Current Assets 123.2 115.9 107.6 171.5 160.6 150.0 147.7 141.9 Property and Equipment 12.3 11.8 10.8 10.3 11.4 11.0 10.3 9.9 Other Assets 31.6 31.2 32.5 31.5 30.0 29.8 29.1 28.7 Total Assets 167.2 158.9 150.9 213.3 202.0 190.8 187.1 180.5 Liabilities and Stockholders’ Equity (Deficit) Current Liabilities 67.3 63.7 63.7 57.3 59.2 55.4 50.6 41.7 Long Term Debt, net 61.9 61.6 61.5 47.6 47.7 47.8 47.9 48.0 Other Liabilities 3.5 3.2 2.9 4.4 3.7 3.6 3.3 4.1 Total Liabilities 132.8 128.6 128.1 109.3 110.6 106.8 101.8 93.8 Convertible Preferred Stock 0.0 0.0 0.0 91.1 91.6 92.0 92.5 92.5 Stockholders’ Equity (Deficit) 34.4 30.3 22.9 12.9 (0.2) (8.0) (7.2) (5.8) Total Liabilities and Stockholders’ Equity (Deficit) 167.2 158.9 150.9 213.3 202.0 190.8 187.1 180.5

14 SUMMARY INCOME STATEMENTS ($ millions) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Net Sales 76.4 61.7 53.6 64.3 68.5 60.0 68.2 63.1 Cost of Sales 12.7 10.0 8.2 10.3 10.8 9.7 12.8 10.1 Gross Profit 63.7 51.7 45.4 54.0 57.7 50.3 55.4 53.0 Research & Development 2.7 2.7 2.3 3.4 3.4 4.3 4.1 4.3 Selling, General, and Administrative 45.4 46.9 37.3 48.0 48.7 45.4 53.6 46.3 Investigation, Restatement, and Related 20.1 15.6 11.4 12.0 20.4 7.2 (2.1) 3.2 Amortization of Intangible Assets 0.3 0.3 0.3 0.3 0.3 0.2 0.2 0.2 Impairment of Intangible Assets 0.0 0.0 0.0 0.0 1.0 0.0 0.0 0.0 Operating Loss (4.9) (13.7) (5.9) (9.7) (16.1) (6.8) (0.4) (1.0) Loss on extinguishment of debt 0.0 0.0 0.0 (8.2) 0.0 0.0 0.0 0.0 Interest Expense, net (2.4) (2.4) (2.6) (1.5) (1.5) (1.5) (1.4) (1.0) Pretax Loss (7.3) (16.1) (8.4) (19.4) (17.6) (8.3) (1.8) (2.0) Income Tax Provision (Expense) Benefit (0.2) 11.3 0.0 0.0 1.0 (0.1) 0.0 (0.3) Net Loss (7.5) (4.8) (8.5) (19.4) (16.6) (8.4) (1.8) (2.3)

SUMMARY CASH FLOW STATEMENTS

($ millions)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21
Net Loss	(7.5)	(4.8)	(8.5)	(19.4)	(16.6)	(8.4)	(1.8)	(2.3)
Share-Based Compensation	2.9	3.3	4.4	3.7	3.9	3.2	4.1	3.8
Depreciation	1.6	1.5	1.4	1.5	1.3	1.2	1.3	0.9
Other Non-Cash Effects	1.2	1.2	1.3	9.5	1.7	1.1	0.9	0.6
Changes in Assets	(14.2)	(8.2)	2.9	(1.8)	(6.2)	0.1	1.9	11.0
Changes in Liabilities	(7.0)	(5.3)	(4.7)	1.9	5.5	(3.9)	(4.8)	(7.6)
Net Cash Flows (Used in) Provided By Operating Activities	**(23.1)**	**(12.3)**	**(3.1)**	**(4.6)**	**(10.4)**	**(6.7)**	**1.6**	**6.4**
Purchases of Property and Equipment	(0.7)	(1.0)	(0.4)	(0.7)	(2.2)	(1.9)	(0.4)	(0.6)
Patent Application Costs	(0.1)	(0.1)	(0.1)	0.0	(0.1)	(0.2)	(0.0)	(0.1)
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1
Net Cash Flows Used in Investing Activities	**(0.8)**	**(1.1)**	**(0.5)**	**(0.7)**	**(2.3)**	**(2.1)**	**(0.4)**	**(0.6)**
Preferred Stock Net Proceeds	0.0	0.0	0.0	93.4	(0.8)	0.0	0.0	0.0
Proceeds from Term Loan	0.0	0.0	10.0	49.5	0.0	0.0	0.0	0.0
Repayment of Term Loan	(0.9)	(0.9)	(10.9)	(72.0)	0.0	0.0	0.0	0.0
Prepayment Premium on Term Loan	0.0	0.0	0.0	(1.4)	0.0	0.0	0.0	0.0
Deferred Financing Cost	0.0	0.0	0.0	(2.8)	(0.3)	0.0	0.0	0.0
Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock	(0.2)	(1.5)	(0.8)	(0.1)	0.0	(3.2)	(1.4)	(0.2)
Proceeds from Exercise of Stock Options	0.0	0.3	0.0	0.1	0.0	0.9	0.5	0.0
Net Cash Flows (Used in) Provided By Financing Activities	**(1.1)**	**(2.2)**	**(1.8)**	**66.7**	**(1.1)**	**(2.3)**	**(0.9)**	**(0.2)**
Beginning Cash Balance	94.1	69.1	53.5	48.2	109.6	95.8	84.7	85.0
Change in Cash	(25.1)	(15.5)	(5.3)	61.4	(13.8)	(11.1)	0.3	5.6
Ending Cash Balance	**69.1**	**53.5**	**48.2**	**109.6**	**95.8**	**84.7**	**85.0**	**90.6**

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REVENUE DETAIL

($ millions)	Quarter								Trailing 12 Months			
	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q20	1Q21	2Q21	3Q21
Advanced Wound Care / Section 361[1]	56.2	48.5	45.8	55.1	59.3	51.5	59.3	62.3	208.7	211.7	225.2	232.4
Section 351[1]	12.0	8.7	6.1	8.2	8.7	8.2	8.6	0.5	31.7	31.2	33.7	26.0
Adjusted Net Sales[2]	**68.2**	**57.2**	**51.9**	**63.3**	**68.0**	**59.7**	**67.9**	**62.8**	**240.4**	**242.9**	**258.9**	**258.4**
Revenue Transition Impact[3]	8.2	4.5	1.7	1.0	0.5	0.3	0.3	0.3	7.7	3.5	2.1	1.4
Net Sales	**$ 76.4**	**$ 61.7**	**$ 53.6**	**$ 64.3**	**$ 68.5**	**$ 60.0**	**$ 68.2**	**$ 63.1**	**$248.1**	**$246.4**	**$261.0**	**$259.8**

(1) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. Advanced Wound Care/Section 361 and Section 351 Sales are Non-GAAP metrics. These two metrics allow investors to better understand the trend in sales between the two different product groups. (2) Adjusted net sales excludes impact of Revenue Transition amounts. Adjusted net sales is a non-GAAP measurement. Our reported net sales, specifically those reported prior to and after the Transition, led to situations where we included revenue recognized on the cash basis and "as-shipped" basis in the same period. Management uses Adjusted Net Sales to provide comparative assessments and understand the trend in the Company's sales across periods exclusive of effects related to the Company's transition to revenue recognition at the point of shipment. (3) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods.

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17 NON-GAAP METRICS RECONCILIATION ($ millions) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Net Sales – Reported 76.4 61.7 53.6 64.3 68.5 60.0 68.2 63.1 Less: Revenue Transition Impact1 (8.2) (4.5) (1.7) (1.0) (0.5) (0.3) (0.3) (0.3) Adjusted Net Sales 68.2 57.2 51.9 63.3 68.0 59.7 67.9 62.8 Gross Profit 63.7 51.7 45.4 54.0 57.7 50.3 55.4 53.0 Less: Revenue Transition Impact1 (7.1) (3.9) (1.5) (0.9) (0.4) (0.2) (0.3) (0.3) Adjusted Gross Profit 56.6 47.8 44.0 53.1 57.3 50.1 55.1 52.7 Adjusted Gross Margin 83.0% 83.6% 84.8% 83.9% 84.2% 83.9% 81.3% 83.9% Adjusted EBITDA 14.1 3.1 10.2 6.9 10.3 4.7 2.9 6.8 Less: Capital Expenditures (0.7) (1.0) (0.4) (0.7) (2.2) (1.9) (0.4) (0.6) Less: Patent Application Costs (0.1) (0.1) (0.1) 0.0 (0.1) (0.2) (0.0) (0.1) Adjusted Free Cash Flow 13.3 2.0 9.7 6.2 8.0 2.6 2.5 6.1 (1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods.

ADJUSTED EBITDA RECONCILIATION

($ millions)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21
Net Loss	**(7.5)**	**(4.8)**	**(8.5)**	**(19.4)**	**(16.6)**	**(8.4)**	**(1.8)**	**(2.3)**
Depreciation & Amortization	1.8	1.8	1.7	1.8	1.6	1.5	1.5	1.1
Interest Expense	2.4	2.4	2.6	1.5	1.5	1.5	1.4	1.0
Loss on Extinguishment of Debt	0.0	0.0	0.0	8.2	0.0	0.0	0.0	0.0
Income Tax	0.3	(11.3)	0.0	0.0	(1.0)	0.1	(0.0)	0.3
EBITDA	**(3.0)**	**(12.0)**	**(4.2)**	**(7.9)**	**(14.5)**	**(5.5)**	**1.1**	**0.1**
Investigation, Restatement & Related	20.1	15.6	11.4	12.0	20.4	7.2	(2.1)	3.2
Revenue Transition[1]	(5.9)	(3.9)	(1.5)	(0.9)	(0.4)	(0.2)	(0.3)	(0.3)
Impairment of intangible assets	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0
Share-Based Compensation	2.9	3.3	4.4	3.7	3.9	3.2	4.1	3.8
Adjusted EBITDA[2]	**14.1**	**3.1**	**10.2**	**6.9**	**10.4**	**4.7**	**2.8**	**6.8**

Investigation, Restatement & Related:
- Audit Committee Investigation completed in 2Q19
- Restatement activities completed in 2Q20
- Going forward, remainder is legal costs for Company matters, resolution costs for Company matters, recoveries from insurance providers, and indemnification costs under agreements with former officers and directors

(1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods. (2) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) loss on extinguishment of debt, (v) income tax provision, (vi) costs incurred in connection with Audit Committee Investigation, Restatement, and Related; (vii) the effect of the change in revenue recognition on net loss, (viii) Impairment of intangible assets, and (ix) share-based compensation.

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